
[logo] PIONEER

Pioneer Europe Fund

ANNUAL REPORT 10/31/99

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                           1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    7
Schedule of Investments                           10
Financial Statements                              16
Notes to Financial Statements                     24
Report of Independent Public Accountants          30
Trustees, Officers and Service Providers          31
Retirement Plans From Pioneer                     32
Programs and Services for Pioneer Shareowners     34
The Pioneer Family of Mutual Funds                36

Pioneer Europe Fund

LETTER FROM THE CHAIRMAN 10/31/99

Dear Shareowner,
--------------------------------------------------------------------------------
As we approach the new millennium, it seems a suitable time to look back on how the world of investing has changed since Pioneer was founded in 1928. The creation of affordable investment options, including mutual funds, has brought opportunity to millions of people worldwide and surely should be counted among this century's greatest accomplishments. Just consider the impact a few notable innovations - money market funds, employer-sponsored retirement vehicles and the concept of international investing - have had on your life.

In some ways, investing has changed a great deal. One thing, however, remains the same - our belief in the importance of a long-term perspective. Attempts at market timing and the advent of day-trading unfortunately have led some to adopt a "get rich quick" mentality. Looking back over time, lasting wealth has come to investors who held to their discipline and didn't veer off course to chase the rising star of the day. A solid, forward-thinking plan can offer great rewards, even though it can be a tad dull moment to moment.

This year, we took extra steps to make your year-end planning easier, especially tax planning. In November Pioneer funds distributed their capital gains - a month earlier than in past years. We hope this early distribution helped you to take advantage of the additional time to work with your investment professional in preparing for the new century.

I encourage you to read on to learn more about your Fund, including the question and answer session with portfolio manager Patrick Smith. You can visit our web site at www.pioneerfunds.com to obtain information about our funds and to view 1999 distribution information.

Respectfully,
/s/ John F. Cogan, Jr.
John F. Cogan, Jr.
Chairman and President

Pioneer Europe Fund

PORTFOLIO SUMMARY 10/31/99

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[pie chart]
International Common Stocks             92.8%
Short-Term Cash Equivalents              3.6%
Domestic Common Stocks                   1.7%
International Preferred Stocks           1.6%
Depositary Receipts for International
Stocks                                   0.3%



Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[bar chart]

United Kingdom      27%       Italy               6%
France              20%       Sweden              5%
Germany             11%       Finland             4%
Switzerland          8%       Norway              2%
Netherlands          8%       United States       2%
Spain                7%



10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1. Sidel SA (Bearer Shares)          3.94%
 2. British Telecom Plc               2.91
 3. Mannesmann AG                     2.57
 4. Nokia AB                          2.42
 5. Getronics NV                      2.30
 6. Telefonica SA                     2.20
 7. Julius Baer Holding AG            2.06
 8. Vodafone AirTouch Plc             2.06
 9. Shell Transport & Trading Co.     2.00
10. Hoechst AG                        1.92

Fund holdings will vary for other periods.

Pioneer Europe Fund

PERFORMANCE UPDATE 10/31/99                            CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        10/31/99   10/31/98
                 $31.71     $29.87

Distributions per Share   Income      Short-Term      Long-Term
(10/31/98 - 10/31/99)     Dividends   Capital Gains   Capital Gains
                          $0.094           -             $0.731

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.


Average Annual Total Returns
(As of October 31, 1999)

                         Net Asset      Public Offering
Period                     Value             Price*
Life of Fund
(4/2/91)                   13.84%            13.05%
5 Years                    16.78             15.41
1 Year                      9.01              2.75

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


[mountain chart]
Growth of $10,000+

               Pioneer Europe Fund*     MSCI Europe Index
4/91            9425                    10000
                9524                    10353
               10320                    11139
                9194                    10159
4/93           10265                    11308
               11353                    12766
               12423                    13775
               13159                    14201
4/95           13568                    15051
               15148                    16078
               16448                    17450
               17845                    18885
4/97           19974                    21107
               22894                    23793
               30209                    30709
               26215                    29280
4/99           27649                    32445
10/99          28577                    32948


+ Index comparison begins April 30, 1991. The Morgan Stanley Capital
  International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far
  East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

PERFORMANCE UPDATE 10/31/99                            CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        10/31/99   10/31/98
                 $30.38     $28.79

Distributions per Share   Income      Short-Term      Long-Term
(10/31/98 - 10/31/99)     Dividends   Capital Gains   Capital Gains
                             -             -             $0.731

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns
(As of October 31, 1999)

                            If                 If
Period                     Held             Redeemed*
Life of Fund
(4/4/94)                   16.19%            16.10%
5 Years                    15.88             15.77
1 Year                      8.12              4.12

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


[mountain chart]
Growth of $10,000+

               Pioneer Europe Fund*     MSCI Europe Index
4/94           10000                    10000
10/94          10539                    10309
               10838                    10926
10/95          12060                    11672
               13048                    12668
10/96          14089                    13709
               15707                    15323
10/97          17943                    17272
               23571                    22293
10/98          20367                    21256
               21398                    23554
10/99          21921                    23919


+ Index comparison begins April 30, 1994. The Morgan Stanley Capital
  International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far
  East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

PERFORMANCE UPDATE 10/31/99                            CLASS C SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        10/31/99   10/31/98

                 $30.27     $28.67

Distributions per Share   Income      Short-Term      Long-Term
(10/31/98 - 10/31/99)     Dividends   Capital Gains   Capital Gains
                             -             -             $0.731

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.


Average Annual Total Returns
(As of October 31, 1999)

                            If                 If
Period                     Held             Redeemed*
Life of Fund
(1/31/96)                  16.73%            16.73%
1 Year                      8.19              8.19

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to investments sold within one year of purchase.


[mountain chart]
Growth of $10,000+

               Pioneer Europe Fund*     MSCI Europe Index
1/96           10000                    10000
4/96           10542                    10378
               10678                    10441
10/96          11391                    11232
               12505                    12063
4/97           12705                    12553
               14226                    14389
10/97          14520                    14151
               15559                    15513
4/98           19095                    18264
               19567                    19213
10/98          16509                    17414
               17850                    19020
4/99           17343                    19297
               17036                    18855
10/99          17862                    19596


  The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are:
  Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

PERFORMANCE UPDATE 10/31/99                            CLASS Y SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        10/31/99   10/31/98

                 $31.97     $29.90

Distributions per Share   Income      Short-Term      Long-Term
(10/31/98 - 10/31/99)     Dividends   Capital Gains   Capital Gains
                          $0.037           -             $0.731

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.


Average Annual Total Returns*
(As of October 31, 1999)

                            If                 If
Period                     Held             Redeemed
Life of Fund
(7/2/98)                   -4.07%            -4.07%
1 Year                      9.59              9.59

* Assumes reinvestment of distributions.


[mountain chart]
Growth of $10,000+

               Pioneer Europe Fund*     MSCI Europe Index
7/98           10000                    10000
                8436                     8742
                7822                     8392
10/98           8458                     9064
                8778                     9546
                9133                     9963
1/99            9173                     9899
                8733                     9648
                8744                     9753
4/99            8942                    10044
                8646                     9562
                8776                     9723
7/99            8814                     9814
                8907                     9914
                8892                     9837
10/99           9269                    10199

+ Index comparison begins July 31, 1998. The Morgan Stanley Capital
  International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far
  East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/99

Technology and competition are dramatically changing Europe's corporate landscape. From telecommunications to finance, savvy new companies are emerging, while established businesses are adapting or merging with competitors to extend their market share. These trends are expected to have a profound impact on the pace of economic and productivity growth, just as they did in the United States. Your Fund benefited from investments in many high-growth companies during the 12 months ending October 31, 1999. In the following interview, portfolio manager Patrick M. Smith highlights these companies and other factors that influenced Fund performance.

Q: In recent months, demand for European stocks has been on the rise. What's been the impact on stock prices?

A: The renewed interest has been very positive for stock prices. Feeling considerably more upbeat about corporate prospects, Europeans are returning to the region's stock markets in force. The euro, which is beginning to stabilize, reflects an improving economic outlook and has helped to attract investors.

   For the 12 months ending October 31, 1999, Class A shares generated a U.S. dollar-based total return of 9.01% at net asset value. (Class B and C shares returned 8.12% and 8.19%, respectively.) The Morgan Stanley Capital International (MSCI) Europe Index produced a return of 12.52%, while the average European fund returned 10.72% as reported by Lipper Inc. (Lipper is an independent firm that tracks mutual fund performance excluding sales charges.) Undervalued, economically-sensitive cyclical stocks (machinery, metals and mining) and energy stocks were among the best performers for the period - sectors your Fund has traditionally deemphasized. Telecommunication stocks, which represented one of the Fund's largest sectors, also were big winners for the period.

Q: Why did the number of portfolio holdings decrease to 80 from 98?

A: We chose to focus even more selectively on what we consider to be growth-at-a-reasonable-price stocks. We eliminated companies that were we felt were unlikely to meet our growth expectations: Ashtead Group (U.K.) and Industrie Natuzzi (Italy), for instance. We also took profits on the sale of companies that we believed had maximized their growth potential, such as Credit Commercial de

Pioneer Europe Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/99                           (continued)

   France. Other holdings fell prey to takeovers, such as France's Banque Paribas. We reinvested the proceeds from these liquidations in existing holdings that we believe have particularly promising prospects.

Q: The pace of mergers and acquisitions has been brisk. Did it benefit the Fund?

A: Absolutely. The pace of merger and acquisition activity is the result of deregulation and corporations' efforts to maintain global competitiveness. Many of today's megadeals go beyond national borders, enabling European companies to better position themselves in the new euro zone. Often, buying start-ups or competitors is a quicker, cheaper way to gain market share. With its purchase of AirTouch, Vodafone AirTouch (U.K.) became the world's largest provider of wireless service. Vodafone is currently making a bid for Mannesmann, Germany's largest mobile phone company. Mannesmann, the Fund's third largest holding, recently purchased Orange (U.K.) to add to its European network of Italian, Austrian and French cellular companies. The oil industry is also seeing its share of mergers, albeit hostile at times, as producers join forces to achieve greater economies of scale. French-based Total Fina (France), recently purchased Elf Aquitaine (France), a Fund holding.


Q: Did higher interest rates weaken financial stocks?

A: Yes. In the aftermath of the Federal Reserve's June increase in short-term interest rates in the United States, investors feared that the European Central Bank would follow suit. In the months leading up to the European Central Bank's October decision to increase the short-term rate by half a percentage point to 3.0%, investors sold stocks they perceived would be hurt by the anticipated monetary tightening. Financial and insurance stocks were hit hardest. Even so, our conviction remains unchanged that these stocks stand to benefit from the longer-term trends of increased saving and investing. In fact, the increased flow of investments into the European markets has already boosted stock prices of asset managers Julius Baer Holding (Switzerland) and Mediolanum (Italy).

Pioneer Europe Fund

Q: What other types of companies did you find attractive?

A: Companies that allow Europe to participate in the rapid pace of technological progress. Technology is creating a new world economy and is widely credited with boosting growth and reducing inflation. High-tech companies are also propelling the growth of many information-dependent industries, including finance, media and retail.

   The Internet, in particular, is highlighting new or more aggressive companies that offer the necessary equipment and services to build infrastructure. With their well-constructed, sleek phones telecommunications-equipment provider Nokia (Finland) is providing cellular access to the Internet. Software-industry giant SAP (Germany) is profiting from increased trade on the world wide web and e-business.

   The potential growth from information technology is significant. From 1990 to 1996, U.S. expenditures on information technology as a percentage of gross national product grew to 3.25% from 2.25%. In contrast, Europe's expenditure currently stands at 1.75%, unchanged from 1990. (Source: International Data Corp.) Investments that the Fund makes to capitalize on this potential include companies with the ability to transcend national and regional boundaries. Computer consulting firms Merkantildata (Norway), Tietoenator (Finland) and Getronics (Netherlands) help clients update computers and software and are a valuable resource for corporations looking to outsource projects.

Q: Where do you see Europe in the global economy as it enters the 21st century?

A: Europe is on an exciting path. National efforts to comply with mandates established by the monetary union are creating a new breed of companies focused on greater efficiencies, profitability and shareholder accountability. The wave of cross-border mergers and acquisitions is also shaping Europe's future. We feel confident that your Fund is invested in the cutting-edge companies that will help transform Europe into a dynamic economic bloc.

Pioneer Europe Fund

SCHEDULE OF INVESTMENTS 10/31/99

 Shares                                                           Value
             INVESTMENT IN SECURITIES - 96.4%
             PREFERRED STOCK - 1.6%
 16,000      SAP AG                                         $ 7,068,431
                                                            -----------
             Total Preferred Stock
             (Cost $5,770,702)                              $ 7,068,431
                                                            -----------
             COMMON STOCKS - 94.8%
             Basic Materials - 2.5%
             Chemicals - 0.6%
 65,000      BASF AG                                        $ 2,888,643
                                                            -----------
             Chemicals (Diversified) - 1.9%
 10,082      Celanese AG*                                   $   159,077
183,750      Hoechst AG                                       8,115,719
                                                            -----------
                                                            $ 8,274,796
                                                            -----------
             Total Basic Materials                          $11,163,439
                                                            -----------
             Capital Goods - 10.9%
             Aerospace/Defense - 1.0%
746,600      British Aerospace Plc                          $ 4,416,525
                                                            -----------
             Engineering & Construction - 0.9%
 10,000      Suez Lyonnaise des Eaux                        $ 1,614,589
 22,500      Technip                                          2,283,829
                                                            -----------
                                                            $ 3,898,418
                                                            -----------
             Machinery (Diversified) - 4.9%
968,000      Invensys Plc                                   $ 4,755,944
166,701      Sidel SA (Bearer Shares)                        16,657,721
                                                            -----------
                                                            $21,413,665
                                                            -----------
             Manufacturing (Diversified) - 2.5%
 69,000      Mannesmann AG                                  $10,879,389
                                                            -----------
             Manufacturing (Specialized) - 0.6%
 74,000      Tomra Systems ASA                              $ 2,828,566
                                                            -----------
             Trucks & Parts - 1.0%
 60,000      Valeo                                          $ 4,310,481
                                                            -----------
             Total Capital Goods                            $47,747,044
                                                            -----------
             Communication Services - 11.1%
             Cellular/Wireless Telecommunications - 4.4%
154,400      Libertel NV*                                   $ 2,923,301
150,000      Sonera Group Plc                                 4,575,547

10   The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

   Shares                                                         Value
             Cellular/Wireless Telecommunications (continued)
  190,000    Telecom Italia Mobile SpA                      $ 1,187,118
  570,000    Telecom Italia Mobile SpA Di Risp                1,978,530
1,870,000    Vodafone AirTouch Plc                            8,711,337
                                                            -----------
                                                            $19,375,833
                                                            -----------
             Telephone - 6.7%
  676,904    British Telecom Plc                            $12,279,660
  316,700    Global Telesystems Group, Inc.*                  7,581,006
  564,687    Telefonica SA*                                   9,289,628
                                                            -----------
                                                            $29,150,294
                                                            -----------
             Total Communication Services                   $48,526,127
                                                            -----------
             Consumer Cyclicals - 4.9%
             Services (Commercial & Consumer) - 4.9%
    5,000    Altran Technologies SA                         $ 1,713,989
  420,000    Hays Plc                                         4,775,794
    1,206    Kuoni Reisen Holding AG (Series B) (Registered)  5,142,688
  116,700    TNT Post Group NV                                2,970,571
   91,454    Vivendi                                          6,930,913
                                                            -----------
             Total Consumer Cyclicals                       $21,533,955
                                                            -----------
             Consumer Staples - 9.5%
             Broadcasting (Television/Radio/Cable) - 1.3%
   75,200    United Pan-Europe Communications NV*           $ 5,782,145
                                                            -----------
             Entertainment - 1.3%
  255,000    Pearson Plc                                    $ 5,740,516
                                                            -----------
             Foods - 2.6%
   18,000    Groupe Danone                                  $ 4,591,325
  741,964    Unilever Plc                                     6,888,449
                                                            -----------
                                                            $11,479,774
                                                            -----------
             Personal Care - 0.4%
  218,000    Safilo                                         $ 1,602,830
                                                            -----------
             Restaurants - 1.0%
  420,400    Compass Group Plc                              $ 4,490,206
                                                            -----------
             Retail Stores (Food Chains) - 1.8%
   42,000    Carrefour Supermarch SA                        $ 7,775,274
                                                            -----------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Europe Fund

SCHEDULE OF INVESTMENTS 10/31/99                                   (continued)

   Shares                                                         Value
             Services (Employment) - 1.1%
    8,129    Adecco SA                                      $ 4,916,530
                                                            -----------
             Total Consumer Staples                         $41,787,275
                                                            -----------
             Energy - 4.7%
             Oil (International Integrated) - 1.9%
1,100,000    Shell Transport & Trading Co.                  $ 8,432,076
                                                            -----------
             Oil & Gas (Refining & Marketing) - 2.8%
  875,000    ENI SpA                                        $ 5,117,250
   51,148    Elf Aquitaine SA                                 6,913,302
                                                            -----------
                                                            $12,030,552
                                                            -----------
             Total Energy                                   $20,462,628
                                                            -----------
             Financial - 22.5%
             Banks (Major Regional) - 8.0%
  895,000    Banca Fideuram SpA                             $ 5,413,082
  135,000    Banca Popolare di Brescia                        5,715,489
  309,900    Banca Popolare di Milano                         2,082,937
  535,760    Banco Santander Central Hispano SA               5,562,131
   37,520    Deutsche Pfandbriefbank AG                       3,253,923
    2,900    Julius Baer Holding AG                           8,723,020
  330,000    Svenska Handelbanken                             4,574,416
                                                            -----------
                                                            $35,324,998
                                                            -----------
             Banks (Money Center) - 3.9%
  500,000    Lloyds TSB Group Plc                           $ 6,917,868
  248,100    Royal Bank of Scotland Group                     5,707,487
   16,000    UBS AG                                           4,655,252
                                                            -----------
                                                            $17,280,607
                                                            -----------
             Banks (Regional) - 0.7%
  231,250    Halifax Plc                                    $ 2,956,320
                                                            -----------
             Financial (Diversified) - 2.1%
  160,900    Fortis NV                                      $ 5,539,312
   17,300    Marschollek, Lautenschlaeger und Partner AG      3,648,499
                                                            -----------
                                                            $ 9,187,811
                                                            -----------
             Insurance (Life/Health) - 2.2%
  445,000    Mediolanum SpA                                 $ 3,618,206
  400,000    Prudential Corp. Plc                             6,270,448
                                                            -----------
                                                            $ 9,888,654
                                                            -----------

12   The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

   Shares                                                         Value
             Insurance (Multi-Line) - 2.9%
    9,000    Allianz AG                                     $ 2,727,342
   38,000    Axa SA                                           5,360,017
    8,000    Zurich Allied AG                                 4,529,292
                                                            -----------
                                                            $12,616,651
                                                            -----------
             Insurance (Property/Casualty) - 1.1%
  209,900    Skandia Forsakrings AB*                        $ 4,670,683
                                                            -----------
             Investment Banking/Brokerage - 0.3%
   22,700    Consors Discount Broker AG*                    $ 1,275,031
                                                            -----------
             Investment Management - 1.3%
  635,000    Amvescap Plc                                   $ 5,634,530
                                                            -----------
             Total Financial                                $98,835,285
                                                            -----------
             Healthcare - 9.2%
             Biotechnology - 1.7%
  253,935    Celltech Chiroscience Plc*                     $ 1,898,559
  103,000    Qiagen NV*                                       5,422,444
                                                            -----------
                                                            $ 7,321,003
                                                            -----------
             Healthcare (Drugs/Major Pharmaceuticals) - 5.6%
  250,000    Glaxo Wellcome Plc                             $ 7,377,964
    3,200    Novartis AG                                      4,786,459
      600    Roche Holdings AG                                7,203,306
  390,000    Smithkline Beecham Plc                           5,030,654
                                                            -----------
                                                            $24,398,383
                                                            -----------
             Healthcare (Medical Products/Supplies) - 1.9%
1,479,980    Biora AB+*                                     $ 7,378,305
  133,000    Biora AB (A.D.R.)+*                              1,163,750
                                                            -----------
                                                            $ 8,542,055
                                                            -----------
             Total Healthcare                               $40,261,441
                                                            -----------
             Technology - 13.4%
             Communications Equipment - 3.7%
   20,400    Alcatel SA                                     $ 3,186,474
   91,000    Nokia AB                                        10,222,719
   70,000    Telefonaktiebologet LM Ericsson                  2,910,992
                                                            -----------
                                                            $16,320,185
                                                            -----------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Europe Fund

SCHEDULE OF INVESTMENTS 10/31/99                                   (continued)

   Shares                                                          Value
             Computers (Software & Services) - 3.9%
   25,000    Cap Gemini SA                                  $  3,786,660
  169,091    Dassault Systemes SA                              7,012,955
   35,000    GFI Informatique                                  3,129,253
   90,000    Tietoenator Oyj (B Shares)                        3,100,328
                                                            ------------
                                                            $ 17,029,196
                                                            ------------
             Electronics (Component Distributors) - 1.8%
   85,000    Siemens AG                                     $  7,648,789
                                                            ------------
             Electronics (Semiconductors) - 0.6%
   29,000    STMicroelectronics NV                          $  2,547,054
                                                            ------------
             Services (Computer Systems) - 2.2%
  194,800    Getronics NV                                   $  9,712,277
                                                            ------------
             Services (Data Processing) - 1.2%
  622,220    Merkantildata ASA                              $  5,272,043
                                                            ------------
             Total Technology                               $ 58,529,544
                                                            ------------
             Transportation - 1.4%
             Railways - 1.4%
2,167,740    Stagecoach Holdings Plc                        $  6,162,309
                                                            ------------
             Total Transportation                           $  6,162,309
                                                            ------------
             Utilities - 4.7%
             Electric Companies - 4.0%
  210,000    Endesa SA                                      $  4,203,508
  750,000    Scottish Power Plc                                6,938,408
  425,000    Union Electrica Fenosa SA                         6,218,274
                                                            ------------
                                                            $ 17,360,190
                                                            ------------
             Water Utilities - 0.7%
  192,150    Aguas De Barcelona                             $  3,068,075
                                                            ------------
             Total Utilities                                $ 20,428,265
                                                            ------------
             Total Common Stocks
             (Cost $359,773,564)                            $415,437,312
                                                            ------------
             WARRANTS - 0.0%
   60,000    Banca Popolare di Bergamo, 3/31/04*            $     43,547
                                                            ------------
             Total Warrants
             (Cost $0)                                      $     43,547
                                                            ------------
             TOTAL INVESTMENT IN SECURITIES
             (Cost $365,544,266)(a)                         $422,549,290
                                                            ------------

14   The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

 Principal
   Amount                                                              Value
                TEMPORARY CASH INVESTMENT - 3.6%
                Commercial Paper - 3.6%
$15,840,000     Exxon Asset Management, Inc., 5.3%, 11/1/99     $ 15,840,000
                                                                ------------
                TOTAL TEMPORARY CASH INVESTMENT
                (Cost $15,840,000)                              $ 15,840,000
                                                                ------------
                TOTAL INVESTMENT IN SECURITIES AND
                TEMPORARY CASH INVESTMENT - 100%
                (Cost $381,384,266)(a)(b)                       $438,389,290
                                                                ============

*   Non-income producing security.

+ Investment held by Fund representing 5% or more of the outstanding voting stock of such company.

(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

United Kingdom            27.3%
France                    19.6
Germany                   11.3
Switzerland                8.3
Netherlands                7.7
Spain                      6.7
Italy                      6.3
Sweden                     4.9
Finland                    4.2
Norway                     1.9
United States              1.8
                         -----
                         100.0%
                         =====

(b) At October 31, 1999, the net unrealized gain on investments based on cost for federal income tax purposes of $381,384,266 was as follows:

    Aggregate gross unrealized gain for all investments in which
    there is an excess of value over tax cost                                         $79,176,025
    Aggregate gross unrealized loss for all investments in which
    there is an excess of tax cost over value                                         (22,171,001)
                                                                                      -----------
    Net unrealized gain                                                               $57,005,024
                                                                                      ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 1999, aggregated $285,984,949 and $377,933,567, respectively.

The accompanying notes are an integral part of these financial statements.   15

Pioneer Europe Fund

BALANCE SHEET 10/31/99

ASSETS:
 Investment in securities, at value (including temporary cash
 investment of $15,840,000) (cost $381,384,266)                  $438,389,290
 Receivables -
    Investment securities sold                                     12,328,414
    Fund shares sold                                                1,076,184
    Dividends, interest and foreign taxes withheld                    865,250
    Forward foreign currency settlement hedge contracts - net          16,657
 Other                                                                 36,441
                                                                 ------------
       Total assets                                              $452,712,236
                                                                 ------------
LIABILITIES:
 Payables -
    Investment securities purchased                              $    684,450
    Fund shares repurchased                                         2,017,738
 Due to bank                                                        1,496,578
 Due to affiliates                                                    701,046
 Accrued expenses                                                     219,367
                                                                 ------------
       Total liabilities                                         $  5,119,179
                                                                 ------------
NET ASSETS:
 Paid-in capital                                                 $374,868,261
 Accumulated net investment loss                                       (1,924)
 Accumulated undistributed net realized gain on investments
    and foreign currency transactions                              15,705,702
 Net unrealized gain on investments                                57,005,024
 Net unrealized gain on forward foreign currency contracts
    and other assets and liabilities denominated in
    foreign currencies                                                 15,994
                                                                 ------------
       Total net assets                                          $447,593,057
                                                                 ============
NET ASSET VALUE PER SHARE:
 Class A (based on $268,446,061/8,466,861 shares)                $      31.71
                                                                 ============
 Class B (based on $129,335,689/4,257,893 shares)                $      30.38
                                                                 ============
 Class C (based on $43,559,197/1,439,236 shares)                 $      30.27
                                                                 ============
 Class Y (based on $6,252,110/195,565 shares)                    $      31.97
                                                                 ============
MAXIMUM OFFERING PRICE:
 Class A                                                         $      33.64
                                                                 ============

16   The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

STATEMENT OF OPERATIONS
For the Year Ended 10/31/99

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $882,616)       $ 8,839,412
 Interest                                                        758,791
                                                             -----------
      Total investment income                                                  $ 9,598,203
                                                                               -----------
EXPENSES:
 Management fees                                             $ 4,638,696
 Transfer agent fees
    Class A                                                      834,661
    Class B                                                      513,107
    Class C                                                      132,016
    Class Y                                                          454
 Distribution fees
    Class A                                                      751,792
    Class B                                                    1,424,897
    Class C                                                      441,200
 Administrative fees                                              74,561
 Custodian fees                                                  364,854
 Registration fees                                               221,280
 Professional fees                                                84,436
 Printing                                                         58,599
 Fees and expenses of nonaffiliated trustees                      30,782
 Miscellaneous                                                    31,914
                                                             -----------
      Total expenses                                                           $ 9,603,249
      Less fees paid directly                                                      (69,689)
                                                                               -----------
      Net expenses                                                             $ 9,533,560
                                                                               -----------
        Net investment income                                                  $    64,643
                                                                               -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
    Investments (including $97,388 realized loss from
      affiliated companies)                                  $16,371,097
    Forward foreign curerncy contracts and other assets
      and liabilities denominated in foreign currencies          (66,770)      $16,304,327
                                                             -----------       -----------
 Change in net unrealized gain from:
    Investments                                              $25,022,331
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies          (14,848)      $25,007,483
                                                             -----------       -----------
    Net gain on investments and foreign currency
      transactions                                                             $41,311,810
                                                                               -----------
    Net increase in net assets resulting from
      operations                                                               $41,376,453
                                                                               ===========

The accompanying notes are an integral part of these financial statements.   17

Pioneer Europe Fund

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended 10/31/99 and 10/31/98

                                                        Year Ended         Year Ended
                                                         10/31/99           10/31/98
FROM OPERATIONS:
Net investment income                                  $     64,643       $  1,050,444
Net realized gain on investments
 and foreign currency transactions                       16,304,327         12,154,351
Change in net unrealized gain on investments
 and foreign currency transactions                       25,007,483        (16,481,673)
                                                       ------------       ------------
 Net increase (decrease) in net assets resulting
  from operations                                      $ 41,376,453       $ (3,276,878)
                                                       ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 Class A ($0.09 and $0.00 per share, respectively)     $ (1,013,262)      $          -
 Class Y ($0.04 and $0.00 per share, respectively)           (9,758)                 -
Net realized gain:
 Class A ($0.73 and $1.55 per share, respectively)       (7,894,337)        (8,775,752)
 Class B ($0.73 and $1.55 per share, respectively)       (3,614,535)        (2,579,252)
 Class C ($0.73 and $1.55 per share, respectively)       (1,071,435)          (378,222)
 Class Y ($0.73 and $0.00 per share, respectively)         (191,688)                 -
                                                       ------------       ------------
  Total distributions to shareholders                  $(13,795,015)      $(11,733,226)
                                                       ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                       $710,992,780       $643,617,168
Reinvestment of distributions                            10,819,404         10,774,515
Cost of shares repurchased                             (799,643,032)      (342,543,555)
                                                       ------------       ------------
 Net increase (decrease) in net assets resulting
  from fund share transactions                         $(77,830,848)      $311,848,128
                                                       ------------       ------------
 Net increase (decrease) in net assets                 $(50,249,410)      $296,838,024
NET ASSETS:
Beginning of year                                       497,842,467        201,004,443
                                                       ------------       ------------
End of year (including accumulated net investment
 income (loss) of $(1,924) and $1,023,223,
 respectively)                                         $447,593,057       $497,842,467
                                                       ============       ============

18   The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

CLASS A                           '99 Shares       '99 Amount        '98 Shares      '98 Amount
Shares sold                        16,523,710    $  504,349,032      13,160,674    $  422,013,822
Reinvestment of distributions         224,356         6,892,212         308,498         8,233,806
Less shares repurchased           (18,838,071)     (576,240,562)     (8,428,265)     (264,240,423)
                                  -----------    --------------      ----------    --------------
 Net increase (decrease)           (2,090,005)   $  (64,999,318)      5,040,907    $  166,007,205
                                  ===========    ==============      ==========    ==============
CLASS B
Shares sold                         2,086,760    $   61,633,662       4,459,295    $  140,928,732
Reinvestment of distributions         102,586         3,040,634          87,112         2,257,941
Less shares repurchased            (2,639,051)      (77,154,350)     (1,419,146)      (42,296,605)
                                  -----------    --------------      ----------    --------------
 Net increase (decrease)             (449,705)   $  (12,480,054)      3,127,261    $  100,890,068
                                  ===========    ==============      ==========    ==============
CLASS C
Shares sold                         4,935,240    $  144,141,809       2,318,898    $   72,082,438
Reinvestment of distributions          23,208           685,112          10,969           282,768
Less shares repurchased            (4,888,732)     (143,228,740)     (1,194,746)      (35,901,342)
                                  -----------    --------------      ----------    --------------
 Net increase                          69,716    $    1,598,181       1,135,121    $   36,463,864
                                  ===========    ==============      ==========    ==============
CLASS Y*
Shares sold                            28,302    $      868,277         262,130    $    8,592,176
Reinvestment of distributions           6,534           201,446               -                 -
Less shares repurchased               (98,056)       (3,019,380)         (3,345)         (105,185)
                                  -----------    --------------      ----------    --------------
 Net increase (decrease)              (63,220)   $   (1,949,657)        258,785    $    8,486,991
                                  ===========    ==============      ==========    ==============

* Class Y shares were first publicly offered on July 2, 1998.

The accompanying notes are an integral part of these financial statements.   19

Pioneer Europe Fund

FINANCIAL HIGHLIGHTS 10/31/99

                                                        Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                         10/31/99     10/31/98     10/31/97     10/31/96    10/31/95(a)
CLASS A
Net asset value, beginning of year                       $  29.87     $  27.60     $  23.25      $ 21.19      $ 19.91
                                                         --------     --------     --------      -------      -------
Increase from investment operations:
 Net investment income                                   $   0.12     $   0.10     $   0.04      $  0.11      $  0.12
 Net realized and unrealized gain on investments
  and foreign currency transactions                          2.54         3.72         6.11         3.38         2.57
                                                         --------     --------     --------      -------      -------
    Net increase from investment operations              $   2.66     $   3.82     $   6.15      $  3.49      $  2.69
Distributions to shareholders:
 Net investment income                                      (0.09)           -        (0.22)           -        (0.01)
 Net realized gain                                          (0.73)       (1.55)       (1.58)       (1.43)       (1.40)
                                                         --------     --------     --------      -------      -------
Net increase in net asset value                          $   1.84     $   2.27     $   4.35      $  2.06      $  1.28
                                                         --------     --------     --------      -------      -------
Net asset value, end of year                             $  31.71     $  29.87     $  27.60      $ 23.25      $ 21.19
                                                         ========     ========     ========      =======      =======
Total return*                                                9.01%       14.51%       28.30%       17.80%       15.12%
Ratio of net expenses to average net assets                  1.63%+       1.54%+       1.78%+       1.94%+       1.76%+
Ratio of net investment income to average net assets         0.29%+       0.47%+       0.19%+       0.57%+       0.59%+
Portfolio turnover rate                                        60%          39%          32%          56%          62%
Net assets, end of year (in thousands)                   $268,446     $315,309     $152,267      $99,915      $78,505
Ratios assuming no waiver of management fees by
 PIM and no reduction for fees
 paid indirectly:
  Net expenses                                               1.63%        1.54%        1.78%        2.00%        2.10%
  Net investment income                                      0.29%        0.47%        0.19%        0.51%        0.25%
Ratios assuming waiver of management fees by
 PIM and reduction for fees paid
 indirectly:
  Net expenses                                               1.62%        1.49%        1.77%        1.93%        1.75%
  Net investment income                                      0.30%        0.52%        0.20%        0.58%        0.60%

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio assuming no reduction for fees paid indirectly.


20  The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

FINANCIAL HIGHLIGHTS 10/31/99

                                                      Year Ended    Year Ended     Year Ended    Year Ended    Year Ended
                                                       10/31/99     10/31/98(a)     10/31/97      10/31/96     10/31/95(a)
CLASS B
Net asset value, beginning of year                     $  28.79       $  26.88       $ 22.74       $ 20.92       $19.80
                                                       --------       --------       -------       -------       ------
Increase (decrease) from investment operations:
 Net investment loss                                   $  (0.18)      $  (0.09)      $ (0.10)      $ (0.04)      $(0.02)
 Net realized and unrealized gain on investments
  and foreign currency transactions                        2.50           3.55          5.93          3.29         2.56
                                                       --------       --------       -------       -------       ------
    Net increase from investment operations            $   2.32       $   3.46       $  5.83       $  3.25       $ 2.54
Distributions to shareholders:
 Net investment income                                        -              -         (0.11)            -        (0.02)
 Net realized gain                                        (0.73)         (1.55)        (1.58)        (1.43)       (1.40)
                                                       --------       --------       -------       -------       ------
Net increase in net asset value                        $   1.59       $   1.91       $  4.14       $  1.82       $ 1.12
                                                       --------       --------       -------       -------       ------
Net asset value, end of year                           $  30.38       $  28.79       $ 26.88       $ 22.74       $20.92
                                                       ========       ========       =======       =======       ======
Total return*                                              8.12%         13.50%        27.35%        16.82%       14.43%
Ratio of net expenses to average net assets                2.48%+         2.35%+        2.57%+        2.76%+       2.49%+
Ratio of net investment loss to average net assets        (0.52)%+       (0.34)%+      (0.55)%+      (0.23)%+     (0.13)%+
Portfolio turnover rate                                      60%            39%           32%           56%          62%
Net assets, end of year (in thousands)                 $129,336       $135,535       $42,472       $20,228       $8,826
Ratios assuming no waiver of management fees by
 PIM and no reduction for fees
 paid indirectly:
  Net expenses                                             2.48%          2.35%         2.57%         2.80%        2.85%
  Net investment loss                                     (0.52)%        (0.34)%       (0.55)%       (0.27)%      (0.49)%
Ratios assuming waiver of management fees by
 PIM and reduction for fees paid
 indirectly:
  Net expenses                                             2.47%          2.31%         2.55%         2.74%        2.46%
  Net investment loss                                     (0.51)%        (0.30)%       (0.53)%       (0.21)%      (0.10)%

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio assuming no reduction for fees paid indirectly.


 The accompanying notes are an integral part of these financial statements.   21

Pioneer Europe Fund

FINANCIAL HIGHLIGHTS 10/31/99

                                                      Year Ended     Year Ended   Year Ended     1/31/96 to
                                                       10/31/99     10/31/98(a)  10/31/97(a)      10/31/96
CLASS C
Net asset value, beginning of period                    $ 28.67        $ 26.73       $22.69        $19.92
                                                        -------        -------       ------        ------
Increase (decrease) from investment operations:
 Net investment loss                                    $ (0.13)       $ (0.04)      $(0.12)       $    -
 Net realized and unrealized gain on investments
  and foreign currency transactions                        2.46           3.53         5.94          2.77
                                                        -------        -------       ------        ------
    Net increase from investment operations             $  2.33        $  3.49       $ 5.82        $ 2.77
Distributions to shareholders:
 Net investment income                                        -              -        (0.20)            -
 Net realized gain                                        (0.73)         (1.55)       (1.58)            -
                                                        -------        -------       ------        ------
Net increase in net asset value                         $  1.60        $  1.94       $ 4.04        $ 2.77
                                                        -------        -------       ------        ------
Net asset value, end of period                          $ 30.27        $ 28.67       $26.73        $22.69
                                                        =======        =======       ======        ======
Total return*                                              8.19%         13.70%       27.47%        13.91%
Ratio of net expenses to average net assets                2.42%+         2.28%+       2.49%+        2.74%**+
Ratio of net investment loss to average net assets        (0.44)%+       (0.20)%+     (0.52)%+      (0.00)%**+
Portfolio turnover rate                                      60%            39%          32%           56%
Net assets, end of period (in thousands)                $43,559        $39,261       $6,266        $1,175
Ratios assuming no waiver of management fees by
 PIM and no reduction for fees
 paid indirectly:
  Net expenses                                             2.42%          2.28%        2.49%         2.75%**
  Net investment loss                                     (0.44)%        (0.20)%      (0.52)%       (0.01)%**
Ratios assuming waiver of management fees by
 PIM and reduction for fees paid
 indirectly:
  Net expenses                                             2.40%          2.22%        2.46%         2.71%**
  Net investment loss                                     (0.42)%        (0.14)%      (0.49)%        0.03%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.


22  The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

FINANCIAL HIGHLIGHTS 10/31/99

                                                            Year Ended     7/2/98 to
                                                             10/31/99       10/31/98
CLASS Y
Net asset value, beginning of period                          $29.90         $ 34.63
                                                              ------         -------
Increase (decrease) from investment operations:
 Net investment income                                        $ 0.35         $  0.07
 Net realized and unrealized gain (loss) on investments         2.49           (4.80)
                                                              ------         -------
    Net increase (decrease) from investment operations        $ 2.84         $ (4.73)
Distributions to shareholders:
 Net investment income                                         (0.04)              -
 Net realized gain                                             (0.73)              -
                                                              ------         -------
Net increase (decrease) in net asset value                    $ 2.07         $ (4.73)
                                                              ------         -------
Net asset value, end of period                                $31.97         $ 29.90
                                                              ======         =======
Total return*                                                   9.59%         (13.66)%
Ratio of net expenses to average net assets                     1.12%+          1.12%**+
Ratio of net investment income to average net assets            0.90%+          0.95%**+
Portfolio turnover rate                                           60%             39%
Net assets, end of period (in thousands)                      $6,252         $ 7,738
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                  1.12%           1.11%**
  Net investment income                                         0.90%           0.96%**

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   23

Pioneer Europe Fund

NOTES TO FINANCIAL STATEMENTS 10/31/99

1. Organization and Significant Accounting Policies

Pioneer Europe Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers four classes of shares - Class A, Class B, Class C, and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net

Pioneer Europe Fund

   asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into

Pioneer Europe Fund

NOTES TO FINANCIAL STATEMENTS 10/31/99                             (continued)

   these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   As of October 31, 1999, the Fund had no outstanding portfolio hedges. The Fund's gross forward foreign currency settlement contracts receivable and payable were $2,479,530 and $2,462,873, respectively, resulting in a net receivable of $16,657 as of October 31, 1999.

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At October 31, 1999 the Fund has reclassified $66,770 from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments and foreign currency transactions. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   In order to comply with federal income tax regulations, the Fund has designated $15,766,328 as a capital gain dividend for the purposes of the dividend paid deduction.

E. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $155,920 in underwriting commissions on the sale of fund shares during the year ended October 31, 1999.

Pioneer Europe Fund

F. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3).

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, and Class Y shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of the excess over $500 million.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 1999, $366,316 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $137,874 in transfer agent fees payable to PSC at October 31, 1999.

Pioneer Europe Fund

NOTES TO FINANCIAL STATEMENTS 10/31/99                             (continued)

4. Distribution Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $196,856 distribution fees payable to PFD at October 31, 1999.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 1999, CDSCs in the amount of $777,494 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 1999, the Fund's expenses were reduced by $69,689 under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other Funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrow-

Pioneer Europe Fund

ings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

The average daily amount of borrowings outstanding during the year ended October 31, 1999 was $440,575. The average daily shares outstanding during the year were 16,428,070 resulting in an average borrowing per share of $0.03. The related weighted average annualized interest rate for the year was 5.26%, and the total interest expense on such borrowings was $23,485.

7. Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of October 31, 1999:

                                        Dividend
Affiliates     Purchases      Sales      Income         Value
Biora AB       $1,648,894     $54,251      $-        $8,542,055

Pioneer Europe Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareowners and the Board of Trustees of Pioneer Europe Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Europe Fund as of October 31, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Europe Fund as of October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 3, 1999

Pioneer Europe Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                        Officers
John F. Cogan, Jr.              John F. Cogan, Jr., Chairman and
Mary K. Bush                      President
Richard H. Egdahl, M.D.         David D. Tripple, Executive Vice President
Margaret B.W. Graham            Patrick M. Smith, Vice President
John W. Kendrick                Eric W. Reckard, Treasurer
Marguerite A. Piret             Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop


Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans

Individual Retirement Account (IRA)
An IRA is a tax-favored account that allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA
The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and is available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $40,000 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees) IRA Plan
Businesses with 100 or fewer eligible employees can establish a plan; it resembles a traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

403(b) Plan
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)
SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)
Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone(SM) gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

     Growth Funds
     United States
     Pioneer Capital Growth Fund
     Pioneer Growth Shares
     Pioneer Micro-Cap Fund
     Pioneer Mid-Cap Fund
     Pioneer Small Company Fund
     Pioneer Tax-Managed Fund

     International/Global
     Pioneer Emerging Markets Fund
     Pioneer Europe Fund
     Pioneer Indo-Asia Fund
     Pioneer International Growth Fund
     Pioneer World Equity Fund

     Growth and Income Funds
     Pioneer Fund
     Pioneer II
     Pioneer Balanced Fund
     Pioneer Equity-Income Fund
     Pioneer Real Estate Shares

     Income Funds
     Taxable
     Pioneer America Income Trust
     Pioneer Bond Fund
     Pioneer Limited Maturity Bond Fund
     Pioneer Strategic Income Fund

     Tax-Free
     Pioneer Tax-Free Income Fund

     Money Market Fund
     Pioneer Cash Reserves Fund*

*An investment in the Fund is not insured or guaranteed by the Federal Deposit
 Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

                          This page for your notes.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                          1-800-225-4240

Our internet e-mail address                          ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                  www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.



[logo]PIONEER       Pioneer Investment Management, Inc.              7259-00-1299
                    60 State Street                              (C) Pioneer Funds Distributor, Inc.
                    Boston, Massachusetts 02109                  (recycle symbol) Printed on Recycled Paper
                    www.pioneerfunds.com